UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 3, 2017

On Deck Capital, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36779	42-1709682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)
1400 Broadway, 25th Floor
New York, New York 10018
(Address of principal executive offices, including ZIP code)
(888) 269-4246
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 3, 2017, James Hobson, Chief Operating Officer of On Deck Capital, Inc. (the “Company”), notified the Company of his decision to resign from the Company effective March 15, 2017 to pursue another opportunity.  Mr. Hobson has served as the Company’s Chief Operating Officer since June 2012 and as the Company’s  Senior Vice President, Strategic Partnerships and Platform Solutions from July 2011 to June 2012.  The Company plans to reallocate Mr. Hobson’s responsibilities among its existing executives.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2017	On Deck Capital, Inc.

/s/ Cory Kampfer
Cory Kampfer Chief Legal Officer